Exhibit 99.1

Rimports Inc. and Subsidiaries
Consolidated Financial Statements
February 28, 2017

Independent Auditors’ Report
To the Stockholders
Rimports Inc. and Subsidiaries

Report on the Consolidated Financial Statements
We have audited the accompanying consolidated financial statements of Rimports Inc. and Subsidiaries, which comprise the consolidated balance sheet as of February 28, 2017, and the related consolidated statement of comprehensive income, changes in stockholders’ equity, and cash flows for the year then ended, and the related notes to the financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Rimports Inc. and Subsidiaries as of February 28, 2017, and the results of their operations and their cash flows for the period then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter
As further discussed in Note 7, the Company has a large sales concentration with one customer. Although there is no formal continuing contract with this customer, the Company has an ongoing relationship with this customer and does not anticipate any reductions or changes to the scope of this relationship.

/s/ Hawkins

Hawkins is a division of Hawkins Advisors, LC, a Utah Limited Liability Company.

Orem, Utah
May 31, 2017

Rimports Inc. and Subsidiaries
Consolidated Balance Sheet
February 28, 2017

Assets
2017
Current Assets
Cash and cash equivalents	$18,818,071
Accounts receivable, net	16,384,368
Inventory, net	25,405,178
Other current assets	255,650
Total current assets	60,863,267

Noncurrent Assets
Fixed assets, net of accumulated depreciation	1,770,879
Other assets	31,588
Total noncurrent assets	1,802,467

Total assets	$62,665,734

Liabilities and Stockholders' Equity

Current Liabilities
Accounts Payable	$4,268,748
Accrued liabilities	1,931,277
Line of Credit	20,000,000
Current portion of notes payable	522,103
Total current liabilities	26,722,128

Long Term Liabilities
Notes Payable	421,388
Total liabilities	27,143,516

Stockholders' Equity
Retained earnings	36,079,176
Accumulated other comprehensive income (loss)	(556,958)
Total stockholders' equity	35,522,218

Total liabilities and stockholders' equity	$62,665,734

See accompanying notes to consolidated financial statements

Rimports Inc. and Subsidiaries
Consolidated Statements of Comprehensive Income
For the Period Ended February 28, 2017

12 Months Ended February 28, 2017

Operating Income
Sales, net	$140,326,449
Cost of goods sold	(104,331,471)
Gross Profit	35,994,978

Operating Expenses
Design, selling, general and administrative expenses	7,913,337

Operating income	28,081,641

Other Income (Expense)
Interest (expense), net	(334,649)
Other income (expense)	28,815
Total other (expense)	(305,834)

Net income	27,775,807

Gain (loss) on foreign currency translation	107,038

Comprehensive income	$27,882,845

See accompanying notes to consolidated financial statements

Rimports Inc. and Subsidiaries
Consolidated Statements of Changes in Stockholders' Equity
For the Period Ended February 28, 2017

	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance at February 29, 2016	$26,307,972	$(663,996)	$25,643,976

Distributions	(18,004,603)	—	(18,004,603)

Comprehensive income:
Net income	27,775,807	—	27,775,807
Foreign currency translation gain	—	107,038	107,038

Balance at February 28, 2017	$36,079,176	$(556,958)	$35,522,218

See accompanying notes to consolidated financial statements

Rimports Inc. and Subsidiaries
Consolidated Statements of Cash Flows
For the Period Ended February 28, 2017

12 Months Ended February 28, 2017
Operating Activities
Net income	$27,775,807
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	662,267
Chargeback reserve	58,473
Inventory reserve	1,496,368
Changes in operating assets and liabilities:
Accounts receivable	(8,690,733)
Inventory	(9,452,105)
Other assets	115,426
Accounts payable	786,656
Accrued liabilities	(201,028)
Net cash provided by operating activities	12,551,131

Investing Activities
Purchases of fixed assets	(221,817)
Net cash used by investing activities	(221,817)

Financing Activities
Net change in line of credit	12,000,000
Repayment of notes payable	(507,742)
Distributions to stockholders	(18,004,603)
Net cash used by financing activities	(6,512,345)

Effect of exchange rate changes on cash	86,461

Net change in cash and cash equivalents	5,816,969

Cash and cash equivalents at beginning of year	12,914,641

Cash and cash equivalents at end of year	$18,818,071

Supplemental Disclosures

The Company paid $362,699 in interest for the period ended February 28, 2017.

The Company paid no income taxes for the period ended February 28, 2017.

See accompanying notes to consolidated financial statements

Rimports Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
February 28, 2017

Note 1 - Summary of Significant Accounting Policies

Nature of Business and Principles of Consolidation
Rimports Inc. is a Utah-based manufacturing and distributing company that specializes in home products for mass market distribution. Rimports (Canada) LTD. is a Canadian distributing corporation, with 100 shares issued and authorized, and is a 100% owned subsidiary of Rimports Inc. During the 14 months ended February 29, 2016 a new subsidiary in China, Rimports (Shenzen), LLC, was formed. It is a 100% owned subsidiary of Rimports Inc. and has not yet begun principal operations (collectively, Rimports Inc., Rimports (Canada) LTD., and Rimports (Shenzen), LLC are referred to herein as the Company). The Company’s primary product line is wickless candle products consisting of wax and wax warmers and is marketed under the brand name “ScentSationals.”

All material intercompany balances and transactions have been eliminated in consolidation.

During the 14 months ended February 29, 2016, the Company changed its name from Rimports (USA) LLC to Rimports Inc. and became an S Corporation.

Fiscal Year-End Change
The stockholders approved a change to the Company’s fiscal year-end from December 31 to the last day in February. As a result of this change, the fiscal year-end 2016 was a 14-month period beginning January 1, 2015 and ending February 29, 2016.

The following table shows the fiscal months included within the financial statements and footnotes for fiscal 2017.

2017 -    March 2016 - February 2017

Method of Accounting and Use of Estimates
The Company’s accounting policies conform to accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include an allowance for customer chargebacks, an allowance for obsolete and slow-moving inventory, and allocations of overhead to inventories. Actual results could differ from those estimates.
Revenue Recognition
Revenue is recognized only when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the seller’s price is fixed or determinable and collectability is reasonably assured. Taxes assessed by governmental authorities on the sale of products are excluded from net revenues.

Cash and Cash Equivalents
The Company considers short-term investments with original maturities of 3 months or less to be cash equivalents. The Company maintains bank accounts at financial institutions which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Rimports Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
February 28, 2017

Accounts Receivable and Allowance for Chargebacks
Trade receivables are recorded at the invoice amount. The Company maintains an allowance for customer chargebacks for invoice differences, such as defective units and quantities shipped short of items billed, based on historical experience and management’s knowledge of its customers’ receiving and payment practices. Based on this analysis, management determined that an allowance for chargebacks of $1,892,983 was appropriate as of February 28, 2017. Management has determined that no allowance for doubtful accounts is necessary based on the nature of their major customer and payment histories of other customers. See Note 7.

Inventory
At February 28, 2017 all inventories are valued at average cost. Such valuations are not in excess of net realizable value. Finished goods inventory includes materials, labor, and allocated overhead. Management identifies and evaluates slow moving and obsolete inventory and adjusts the carrying value of inventory accordingly through cost of goods sold when needed. Based on this analysis, management determined that an allowance for obsolete and slow-moving inventory of $5,305,922 was appropriate as of February 28, 2017.
Inventories consist of the following:

2017
Raw materials and supplies	$4,191,754
Finished goods	26,519,346
Allowance	(5,305,922)
$25,405,178

Fixed Assets and Depreciation
Fixed assets are recorded at cost. Provisions for depreciation of fixed assets are computed on the straight-line method over estimated useful lives of 3 - 7 years. Leasehold improvements are amortized to depreciation expense over the lesser of the estimated useful life of the asset or the lease term. Depreciation expense for the period ended February 28, 2017 totaled $676,646, and is included in cost of goods sold and other operating expenses on the income statement.

The Company evaluates the carrying value of its long-lived assets whenever events or changes in circumstances indicate that the carrying value of the asset may be impaired. An impairment loss is recognized when estimated future cash flows expected to result from the use of the assets, including disposition, are less than the carrying value of the asset.

Maintenance, repairs, and renewals, which neither materially add to the value of the property nor appreciably prolong its life, are charged to expense as incurred. Gains and losses from dispositions of fixed assets are reflected in income.

Shipping and Handling Costs
The Company includes shipping and handling costs in costs of goods sold on the consolidated statement of comprehensive income. Shipping and handling fees charged to customers are included in net sales.

Rimports Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
February 28, 2017

Income Taxes
Rimports (USA) LLC was organized as a limited liability company and elected to be taxed under the partnership provisions of the Internal Revenue Code through July 31, 2015. Effective August 1, 2015 Rimports (USA) LLC converted to a corporation, Rimports Inc., and elected to be taxed as an S corporation. Under those provisions, the Company does not pay federal corporate income tax on its earned income. Instead, the members/shareholders are liable for individual federal income taxes on earned income. Therefore, no provision or liability for income taxes has been included in the consolidated financial statements. Although the Company changed its fiscal year-end for financial reporting purposes, Rimports Inc. files tax returns on a calendar year-end. There was no change to the tax status of Rimports (Canada) LTD.

Guidance on accounting for uncertainty in income taxes requires management to evaluate the Company's tax positions. Management concluded that the Company has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance. With few exceptions, the Company is no longer subject to income tax examinations by U.S. federal, state, local, or Chinese tax authorities for years before 2013. The Company is no longer subject to income tax examinations by Canadian authorities for years before 2009.
Advertising Costs
Advertising costs are expensed as incurred. The Company’s advertising expense for the period ended February 28, 2017 was $198,560.

Fair Value of Financial Instruments
The carrying amounts reported in the accompanying balance sheet for cash, certificate of deposit, accounts receivable, and accounts payable approximate fair values because of the immediate or short-term maturities of these financial instruments.

The fair value of the long-term debt is estimated using discounted cash flow analyses, based on the borrowing rates currently available to the Company for bank loans with similar items and average maturities. The fair value of the Company’s notes payable approximated its carrying value at February 28, 2017.

Recent Accounting Pronouncements
In July 2015, the FASB issued Accounting Standards Update (ASU) 2015-11, Inventory (Topic 330): Simplifying the Measurement of Inventory, which amends the accounting standards related to subsequent measurement of inventory to use a lower of cost or net realizable value test instead of the current lower of cost or market test. ASU 2015-11 is effective for annual periods beginning after December 15, 2016, with early adoption being permitted. During the period ended February 29, 2016 the Company adopted this standard in order to simplify the subsequent measurement of its inventories. The Company applied this standard prospectively, as required. Adoption of this standard had no effect on the valuation of inventories.

In February 2016 the FASB issued ASU 2016-02, Leases (Topic 842), which requires substantially all leases to be recorded as assets and lease liabilities on the balance sheet. It is effective for fiscal years beginning after December 15, 2019, with early adoption permitted. The standard is required to be adopted using a modified retrospective transition. The Company has not yet evaluated its leases to determine the impact this standard will have.

In May 2014 the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes most existing revenue recognition standards. It is effective for annual periods

Rimports Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
February 28, 2017

beginning after December 15, 2018. There are several other ASUs issued that amend and clarify this ASU. The standard is required to be adopted using a retrospective transition. The Company has not yet evaluated the impact these standards will have on its revenue recognition.

Note 2 - Other Current Assets
At period end, the Company’s other current assets consisted of the following:

2017
Vendor Deposits	$47,999
Deposits for equipment	44,470
Prepaid expenses	143,358
Input tax credits	19,823
$255,650

Note 3 - Fixed Assets
The components of fixed assets and the aggregate related accumulated depreciation at period end are as follows:

2017
Vehicles	$31,337
Equipment	4,979,142
Furniture	75,486
Software	198,431
Leasehold improvements	237,663
5,522,059
Less accumulated depreciation	(3,751,180)
$1,770,879

Note 4 - Line of Credit
The Company has a line of credit with a financial institution. The total amount available under this agreement was $50,000,000 at February 28, 2017. As of February 28, 2017, the outstanding balance on the line of credit was $20,000,000. The agreement calls for monthly interest-only payments, computed using a variable rate based on LIBOR plus 1.25%, and the principal is due on November 30, 2017. The agreement is secured by substantially all the Company’s assets.
Note 5 - Notes Payable
During 2014, the Company entered into agreements for two notes payable of $1,171,179 and $877,320. The first note requires monthly payments of $25,784 and bears an annual interest rate of 2.73%. It matures in November 2018 and is secured by equipment. The second note requires monthly payments of $19,400 and bears an annual interest rate of 2.95%. It matures in December 2018 and is secured by equipment.
Aggregate maturities of long-term debt at February, 29, 2017 are as follows:

Rimports Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
February 28, 2017

Year ending February 28,
2018	$522,103
2019	421,388
$943,491

Note 6 - Operating Leases
The Company has entered into four leases for facilities. The first lease is for a term of 60 months through February 2021. The agreement calls for initial monthly payments of $41,029, plus common area maintenance charges. The lease was amended to add additional space in September 2016 with a new resulting monthly base payment of $51,361. The payments for the lease escalate on an annual basis.
The second lease is for a term of 48 months through July 2019. The agreement calls for initial monthly payments of $66,974. Payments escalate on an annual basis. The Company also has the option to lease additional space as needed, for an additional rental cost on a square footage basis.
The third lease began in June 2015 and is for a term of 54 months through October 2019. The agreement replaced a previous lease that was supposed to terminate in October 2016. The agreement calls for initial monthly payments of $7,607. The payments escalate in May 2017. There is no renewal option.
The fourth lease is for a term of 36 months through April 2017. The agreement calls for initial monthly payments of $3,688. The payments escalate on an annual basis.
Total lease expense for the periods ending February 28, 2017 and February 29, 2016 was $1,981,164 and $1,923,766, the majority of which is allocated to cost of goods sold, and includes common area maintenance charges.
The annual amount due for the next four years per the lease agreements is as follows:

Year ending February 28 (29),
2018	$1,618,386
2019	1,639,702
2020	1,094,431
2021	667,138
$5,019,657

Note 7 - Concentrations
During the year ended February 28, 2017, one major customer comprises approximately 86% of the Company's net revenues. This customer accounted for approximately $121,163,000 in net sales. Although there is no formal continuing contract with this customer, the Company has an ongoing relationship with this customer and does not anticipate any reductions or changes to the scope of this relationship. The same customer accounts for approximately $16,396,000 (92%) of the Company’s accounts receivable at February 28, 2017.
During the year ended February 28, 2017, four major vendors comprise approximately 68% of the Company's purchases. These vendors accounted for approximately $73,900,000 in purchases. Although there is no formal continuing contract with these vendors, the Company does not anticipate any reductions or changes to the scope of this relationship.

Rimports Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
February 28, 2017

Note 8 - Accumulated Other Comprehensive Income
Reclassifications out of accumulated other comprehensive income for the periods ended February 28, 2017 is as follows:

2017
Beginning balance	$(663,996)
Other comprehensive income
before reclassifications	107,038
Amounts reclassified from
accumulated other
comprehensive income	—
Net current period other
comprehensive income	107,038
Ending balance	$(556,958)

Note 9 - Subsequent Events
The Company has evaluated subsequent events through May 31, 2017, for items that could have a material impact on the financial statements at February 28, 2017. May 31, 2017 is the date the financial statements were available for issuance. There were no subsequent events identified that could have a material impact on the financial statements.